Exhibit 99.1

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY CO., LTD.

Financial Statements for the
Three Months Ended August 31, 2012 and 2011

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
BALANCE SHEETS
(IN U.S. $)

	August 31,	May 31,
ASSETS	2012	2012
	(Unaudited)

Current assets:
Cash	$4,536,525	$4,120,811
Prepaid expenses	4,109	5,870

Total current assets	4,540,634	4,126,681

Fixed assets, net	29,020	27,365

Other assets:
Prepayment for acquisition of land use right	788,500	788,532
Deferred income taxes	-	2,632

Total other assets	788,500	791,164

TOTAL ASSETS	$5,358,154	$4,945,210

See accompanying notes to the financial statements.

1

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
BALANCE SHEETS
(IN U.S. $)

	August 31,	May, 31
LIABILITIES AND STOCKHOLDERS’ EQUITY	2012	2012
	(Unaudited)

Current liabilities:
Income taxes payable	$66,431	$-
Loan from stockholder	35,000	-
Accrued liabilities	61,995	81,321
Total current liabilities	163,426	81,321

Stockholders’ equity:
Registered capital	4,677,144	4,677,144
Statutory reserve fund	30,661	-
Retained earnings (deficit)	281,868	(19,134)
Other comprehensive income	205,055	205,879

Total stockholders’ equity	5,194,728	4,863,889

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,358,154	$4,945,210

See accompanying notes to the financial statements.

2

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

	Three Months Ended August 31,
	2012	2011
	(U.S. $)	(U.S. $)

Revenue	$632,000	$-
Cost of revenue	(85,357)	-

Gross profit	546,643	-

Operating expenses:
Selling expenses	4,598	-
General and administrative expenses	101,323	13,201

Total operating expenses	105,921	13,201

Operating income (loss)	440,722	(13,201)

Other income:
Interest income	1,495	1,535

Income (loss) before provision for income taxes	442,217	(11,666)
Provision for (benefit from) income taxes	110,554	(2,917)

Net income (loss)	331,663	(8,749)
Other comprehensive income:
Foreign currency translation adjustment	(824)	76,971

Total comprehensive income	$330,839	$68,222

See accompanying notes to the financial statements.

3

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY CO., LTD.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 (UNAUDITED) (IN U.S.$)

			Statutory	Other	Total
	Registered	Retained Earnings	Reserve	Comprehensive	Stockholders'
	Capital	(Deficit)	Fund	Income (Loss)	Equity

Balance, May 31, 2012	$4,677,144	$(19,134)	$-	$205,879	$4,863,889
Net income	-	331,663	-	-	331,663
Appropriation of statutory reserves	-	(30,661)	30,661	-	-
Foreign currency translation adjustment	-	-	-	(824)	(824)

Balance, August 31, 2012 (unaudited)	$4,677,144	$281,868	$30,661	$205,055	$5,194,728

See accompanying notes to the financial statements.

4

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
STATEMENTS OF CASHFLOWS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

	2012	2011
	(U.S. $)	(U.S. $)

Cash flows from operating activities:
Net income (loss)	$331,663	$(8,749)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	2,401	309
Deferred income taxes	2,637	(2,917)
Changes in operating assets and liabilities:
Decrease in prepaid expenses	1,761	1,655
Increase in income taxes payable	66,431	-
(Decrease) in accrued liabilities	(19,325)	-

Net cash provided by (used in) operating activities	385,569	(9,702)

Cash flows from investing activities:
Purchase of equipment	(4,060)	(1,528)

Cash flows from financing activities:
Proceeds from stockholder loan	35,000	-

Effect of exchange rate changes on cash	(794)	76,138

Net change in cash	415,724	64,909
Cash, beginning	4,120,811	4,635,232

Cash, end	$4,536,525	$4,700,141

Supplemental disclosure of cash flow information

Cash paid for:
Interest	$-	$-
Income taxes	$41,498	$-

See accompanying notes to the financial statements.

5

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 1.   ORGANIZATION

Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. (the “Jiangsu Xuefeng ”) was incorporated under the laws of the People’s Republic of China (“PRC”) on December 14, 2007.  Jiangsu Xuefeng is primarily engaged in providing improvement and upgrading services of garbage recycling processing technology and equipment.  There have been only three sales transactions sincejiangsu Xuefeng’s formation through August 31, 2012.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING AND PRESENTATION

The accompanying financial statements have been prepared on the accrual basis and in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

All Jiangsu Xuefeng assets are located in the PRC.  The functional currency for the majority of Jiangsu Xuefeng’s operations is the Renminbi (“RMB”).  Jiangsu Xuefeng uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.  The financial statements of Jiangsu Xuefeng have been translated into US dollars in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 830, “Foreign Currency Matters.”  All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transactions occurred.  Statements of operations amounts have been translated using the average exchange rate for the periods presented.  Adjustments resulting from the translation ofJiangsu Xuefeng’s financial statements are recorded as other comprehensive income.

6

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION (CONTINUED)

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the financial statements are as follows:

	August 31, 2012	May 31, 2012	August 31, 2011

Balance sheet items, except for stockholders’ equity, as of year or period end	0.1577	0.1577	N/A

Amounts included in the statements of operations, statements of changes in stockholders’ equity and statements of cash flows for period	0.1580	N/A	0.1532

For three months ended August 31, 2012 and 2011, foreign currency translation adjustments of ($824) and $76,971 have been reported as other comprehensive income (loss).

Although government regulations now allow convertibility of the RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that the RMB could be converted into US dollars at that rate or any other rate.

The value of the RMB against the US dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions.  Any significant revaluation of the RMB may materially affect the Jiangsu Xuefeng’s financial condition in terms of US dollar reporting.

REVENUE RECOGNITION

Jiangsu Xuefeng’s revenues are primarily derived from providing garbage recycling processing system technology support, renovation and upgrade services.  Jiangsu Xuefeng’s revenue recognition policies comply with FASB ASC 605 “Revenue Recognition.”  In general, Jiangsu Xuefeng recognizes revenue when there is persuasive evidence of an arrangement, the fee is fixed or determinable, the products or services have been delivered or performed and collectability of the resulting receivable is reasonably assured.

For the three month ended August 31, 2012, sales relate solely to improvement and upgrading services provided to garbage recycling processing systems of two unrelated third parties in accordance with contracts.  The services were completed and accepted by the customers and the payment was received in full as of August 31, 2012.  No warranty is provided by Jiangsu Xuefeng.

7

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VULNERABILITY DUE TO OPERATIONS IN PRC

Jiangsu Xuefeng’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent, effective or continue.

FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that Jiangsu Xuefeng has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements.  When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Jiangsu Xuefeng did not identify any assets or liabilities that are required to be presented at fair value on a recurring basis.  Non-derivative financial instruments include cash, due from related party and accrued liabilities.  As of August 31, 2012 and May 31, 2012, the carrying values of these financial instruments approximated their fair values due to the short term nature of these financial instruments.

CASH AND CASH EQUIVALENTS

Jiangsu Xuefeng considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

8

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTS RECEIVABLE

Accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts, when necessary, isJiangsu Xuefeng’s best estimate of the amount of probable credit losses of accounts receivable. Jiangsu Xuefeng determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Jiangsu Xuefeng does not have any off-balance-sheet credit exposure related to its customers.  As of August 31, 2012 and May 31, 2012, Jiangsu XUufeng did not have any accounts receivable.  For the periods presented, Jiangsu XUefeng did not write off any accounts receivable as bad debts.

FIXED ASSETS

Fixed assets are recorded at cost, less accumulated depreciation.  Cost includes the prices paid to acquire the assets, and any expenditure that substantially increase the assets value or extends the useful life of an existing asset.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets.  Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited.  Maintenance and repairs are generally expensed as incurred.

The estimated useful lives for fixed assets categories are as follows:

Computers and equipment                                                                              3 years
Fixtures and furniture                                                                                       5 years

INCOME TAXES

Jiangsu Xuefeng accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax reporting purposes.  Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income.  A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.  Deferred tax assets at May 31, 2012 consisted entirely of the tax benefit of net operating losses were available to offset future taxable income.

9

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under ASC 740, Jiangsu Xuefeng may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.  As of August 31, 2012 and May 31, 2012, Jiangsu Xuefeng does not have a liability for any unrecognized tax benefits.

ADVERTISING COSTS

Advertising costs are charged to operations when incurred.  Jiangsu Xuefeng did not incur any advertising costs for the three months ended August 31, 2012 and 2011.

STATUTORY RESERVE FUND

Pursuant to corporate law of the PRC, Jiangsu Xuefeng is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% ofJiangsu Xuefeng’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after such use is not less than 25% of the registered capital. For the three months ended August 31, 2011, Jiangsu Xuefeng was not required to fund the a statutory reserve fund as Jiangsu Xuefeng has an accumulated deficit. For the three months ended August 31, 2012, statutory reserve of $30,661 was  required to be transferred byJiangsu Xuefeng .

10

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 3.   RECENTLY ISSUED ACCOUNTING STANDARDS

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.  Jiangsu Xuefeng does not expect that the adoption of ASU 2011-11 will have a significant, if any, impact on Jiangsu Xuefeng’s financial statements.

In September 2011, the FASB issued Accounting Standards Update No. 2011-08, “Testing Goodwill for Impairment” (“ASU No. 2011-08”), which allows entities to use a qualitative approach to test goodwill for impairment. ASU No. 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of the provisions of ASU No. 2011-08 did not have a material impact on Jiangsu Xuefeng’s financial statements.

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU No. 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income (“OCI”) by eliminating the option to present components of OCI as part of the statement of changes in stockholders’ equity. The amendments in this standard require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently in December 2011, the FASB issued Accounting Standards Update No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income” (“ASU No. 2011-12”), which indefinitely defers the requirement in ASU No. 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented.

The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU No. 2011-05 and ASU No. 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. The adoption of the provisions of ASU No. 2011-08 did not have a material impact on Jiangsu Xuefeng’s financial statements.

11

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 3.   RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”), which amends current guidance to result in common fair value measurements and disclosures between accounting principles generally accepted in the United States and International Financial Reporting Standards. The amendments explain how to measure fair value. They do not require additional fair value measurements and are not intended to establish valuation standards or affect valuation practices outside of financial reporting. ASU No. 2011-04 clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable inputs (Level 3 inputs, as defined in Note 2). The amendments in ASU No. 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of the provisions of ASU No. 2011-04 did not have a material impact on Jiangsu Xuefeng’s financial statements.

NOTE 4. FIXED ASSETS

Fixed assets are summarized as follows:

	August 31, 2012	May 31, 2012
	(Unaudited)

Computers and equipment	$25,090	$21,039
Fixtures and furniture	12,760	12,760

	37,850	33,799
Less: Accumulated depreciation	(8,830)	(6,434)

	$29,020	$27,365

For the three months ended August 31, 2012 and 2011, depreciation expense amounted to $2,401 and $309, respectively.

NOTE 5.   PREPAYMENT FOR ACQUISITION OF LAND USE RIGHT

On March 23, 2012, Jiangsu Xuefeng entered into an agreement with an independent third party to acquire a 50-year land use right for construction of a factory facility for cash consideration of US$851,580, equivalent to RMB5,400,000, of which US$788,500, equivalent to RMB5,000,000 was paid before August 31, 2012.  As of August 31, 2012, the land used right had not been obtained and no certificate for the use of land had been issued toJiangsu Xuefeng.

The agreement provides terms that under certain circumstances, such as delay in construction, Jiangsu Xuefeng may be subject to a penalty of up to 20% of the payment for the land use right, or forfeiture of the land use right.

12

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 6.   ACCRUED LIABILITIES

Accrued liabilities consisted of the following:

	August 31, 2012	May 31, 2012
	(unaudited)

Payroll	$14,023	$10,995
Professional fees	47,972	70,000
Other	-	326

	$61,995	$81,321

NOTE 7.   INCOME TAXES

The provision for (benefit from) income taxes consisted of the following for three months ended August 31, 2012 and 2011:

	2012	2011
	(Unaudited)	(Unaudited)

Current	$107,917	$-
Deferred	2,637	(2,917)

	$110,554	$(2,917)

Jiangsu Xuefeng’s tax filings are subject to examination by the tax authorities.  The tax years 2007 to 2011 remain open to examination by tax authorities in the PRC.

NOTE 8.   RELATED PARTY TRANSACTION

On August 5, 2012, Jiangsu Xuefeng entered into agreement to lease a patent on garbage recycling processing technology from Li Yuan, one of Jiangsu Xuefeng’s stockholders.  Under the current lease terms, Jiangsu Xuefeng is required to pay a fee of $12,600 (RMB 80,000) each month for five years.  (See Note 9)

Jiangsu Xuefeng obtained demand loan from the above stockholder which is non-interest bearing.  The loan of $34,999 representing the professional fees paid by the stockholder, as of August 31, 2012, is reflected as stockholder loans in the balance sheets.

13

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

NOTE 9.  LEASES

Jiangsu Xuefeng leases office space under a one-year operating lease from an unrelated third party, expiring March 31, 2013.  The lease requires Jiangsu Xuefeng to prepay the one year rental of $7,044 (RMB44,664). The related prepayments of $4,109 and $5,870 are included in the prepaid expenses on the balance sheets as of August 31, 2012 and May 31, 2012, respectively.  The lease provides for renewal options.  Rent expense charged to operations for the three months ended August 31, 2012 and 2011 was $1,764 and $1,732, respectively.

On August 5, 2012, Jiangsu Xuefeng entered into a lease agreement with Li Yuan, one of its stockholders for the use of a patent on garbage recycling processing technology.  The lease commenced on September 1, 2012 with a monthly payment of approximately $12,600 (RMB 80,000).  The lease expires in July 2017.

The minimum rentals for the remaining term as of August 31, 2012 are approximated as follows:

Period Ending	Annual
August 31,	Amount

2013	$151,200
2014	151,200
2015	151,200
2016	151,200
2017	151,200

$756,000

NOTE 10.   CONCENTRATION OF CREDIT RISK

Substantially all of Jiangsu Xuefeng’s bank accounts are in banks located in the PRC and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

Two customers accounted for the 100% of the sales for the three months ended August 31, 2012.

NOTE 11.   SUBSEQUENT EVENT

On October 17, 2012, Jiangsu Xuefeng entered into (i) an Exclusive Technical Service and Business Consulting Agreement; (ii) a Proxy Agreement, (iii) Share Pledge Agreement, (iv) Call Option Agreement with Baichuang Information Consulting (Shenzhen) Co., Ltd. (“Baichuang”).  The foregoing agreements are collectively referred to as the “Management and Control Agreements.”

14

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED AUGUST 31, 2012 AND 2011 (UNAUDITED)

Exclusive Technical Service and Business Consulting Agreement:  Pursuant to the Exclusive Technical Service and Business Consulting Agreement, Baichuang provides technical support, consulting, training, marketing and business consulting services to Jiangsu Xuefeng as related to the business activities ofJiangsu Xuefeng.  In consideration for such services, Jiangsu XUefeng has agreed to pay an annual service fee to Baichuang an amount equal 95% of Jiangsu Xuefeng’s annual net income with an additional payment of approximately $15,770 (RMB 100,000) each month. The agreement has an unlimited term and can only be terminated upon written notice agreed to by both parties.

Proxy Agreement: Pursuant to the agreement, the stockholders of Jiangsu Xuefeng agreed to irrevocably entrust Baichuang to designate a qualified person acceptable under PRC law and foreign investment policies, all of the equity interests in Jiangsu Xuefeng held by each of the stockholders of Jiangsu Xuefeng.

Share Pledge Agreement:  Pursuant to the agreement, each of the stockholders of Jiangsu Xuefeng pledged their shares to Baichuang to secure their obligations under the Exclusive Technical Service and Business Consulting Agreement.  In addition, the stockholders of Jiangsu Xuefeng agreed not to transfer, sell, pledge, dispose of or create any encumbrance on their interests in Jiangsu Xuefeng that would affect Baichuang’s interests.

Call Option Agreement:  Pursuant to the agreement, Baichuang has an exclusive option to purchase, or to designate a purchaser, to the extent permitted by PRC law and foreign investment policies, all of the equity interests in Jiangsu Xuefeng held by each of the stockholders ofJiangsu Xuefeng.  To the extent permitted by PRC laws, the purchase price for the entire equity interest is approximately $0.16 (RMB1.00) or the minimum amount required by the PRC law or government practice.

15

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY CO., LTD.

Financial Statements for the
Years Ended May 31, 2012 and 2011

A.           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

B.           To the Board of Directors and Stockholders

Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd.

We have audited the accompanying balance sheets of Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. (“Jiangsu Xuefeng”) as of May 31, 2012 and 2011, and the related statements of operations and other comprehensive income, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of Jiangsu Xuefeng’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Jiangsu Xuefeng’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. as of May 31, 2012 and 2011, and the results of its operation and its cash flows for each of the two years in the period ended May 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

Wei Wei & Co., LLP
New York, New York
August 8, 2012

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
BALANCE SHEETS

ASSETS	May 31, 2012	May 31, 2011
	(U.S. $)	(U.S. $)
Current assets:
Cash	$4,120,811	$4,635,232
Loan to related party	-	18,808
Prepaid expenses	5,870	5,738

Total current assets	4,126,681	4,659,778

Fixed assets, net	27,365	2,906

Other assets:
Prepayment for acquisition of land use right	788,532	-
Deferred income taxes	2,632	27,262

Total other assets	791,164	27,262

TOTAL ASSETS	$4,945,210	$4,689,946

See accompanying notes to the financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS’ EQUITY	May 31, 2012	May 31, 2011
	(U.S. $)	(U.S. $)

Current liabilities:
Accrued liabilities	$81,321	$832

Stockholders’ equity:
Registered capital	4,677,144	4,677,144
Accumulated deficit	(19,134)	(85,991)
Other comprehensive income	205,879	97,961

Total stockholders’ equity	4,863,889	4,689,114

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,945,210	$4,689,946

See accompanying notes to the financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME

	Year ended May 31,
	2012	2011
	(U.S. $)	(U.S. $)

Revenue	$314,248	$-
Cost of revenue	(21,495)	-

Gross profit	292,753	-

Operating expenses:
Selling expenses	10,904	-
General and administrative expenses	195,848	50,234

Total operating expenses	206,752	50,234

Operating income (loss)	86,001	(50,234)

Other income:
Interest income	6,018	2,399
Other	-	2,271

Total other income	6,018	4,670

Income (loss) before provision for income taxes	92,019	(45,564)
Provision for (benefit from) income taxes	25,162	(9,649)

Net income (loss)	66,857	(35,915)
Other comprehensive income:
Foreign currency translation adjustment	107,918	87,613

Total comprehensive income	$174,775	$51,698

See accompanying notes to the financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY CO., LTD.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED MAY 31, 2012 AND 2011
(U.S. $)

			Other	Total
	Registered	Accumulated	Comprehensive	Stockholders’
	Capital	Deficit	Income	Equity

Balance, June 1, 2010	$135,612	$(50,076)	$10,348	$95,884
Capital contributions	4,541,532	-	-	4,541,532
Net (loss)	-	(35,915)	-	(35,915)
Foreign currency translation adjustment	-	-	87,613	87,613

Balance, May 31, 2011	4,677,144	(85,991)	97,961	4,689,114
Net income	-	66,857	-	66,857
Foreign currency translation adjustment	-	-	107,918	107,918

Balance, May 31, 2012	$4,677,144	$(19,134)	$205,879	$4,863,889

See accompanying notes to the financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
STATEMENTS OF CASH FLOWS

	Year ended May 31,
	2012	2011
	(U.S. $)	(U.S. $)

Cash flows from operating activities:
Net income (loss)	$66,857	$(35,915)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	6,355	53
Deferred income taxes	25,162	(9,649)
Changes in operating assets and liabilities:
(Increase) in prepaid expenses	(132)	(5,738)
Increase in accrued liabilities	80,489	334

Net cash provided by (used in) operating activities	178,731	(50,915)

Cash flows from investing activities:
Prepayment for acquisition of land use right	(785,620)	-
Purchase of equipment	(30,657)	(2,885)
Loan to related party	-	(75,119)
Repayments received from related party	19,169	56,311

Net cash (used in) investing activities	(797,108)	(21,693)

Cash flows from financing activities:
Capital contributions	-	4,541,532

Net cash provided by financing activities	-	4,541,532

Effect of exchange rate changes on cash	103,956	86,411

Net change in cash	(514,421)	4,555,335
Cash, beginning	4,635,232	79,897

Cash, end	$4,120,811	$4,635,232

Supplemental disclosure of cash flow information

Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

See accompanying notes to the financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 1.   ORGANIZATION

Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. (the “Company”) was incorporated under the laws of the People’ s Republic of China (“PRC”) on December 14, 2007.  Jiangsu Xuefeng is primarily engaged in providing improvement and upgrading services of garbage recycling processing technology and equipment.  There has been only one sales transaction since Jiangsu Xuefeng’s formation through May 31, 2012.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING AND PRESENTATION

The accompanying financial statements have been prepared on the accrual basis and in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

All Jiangsu Xuefeng assets are located in the PRC.  The functional currency for the majority of Jiangsu Xuefeng’s operations is the Renminbi (“RMB”).  Jiangsu Xuefeng uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.  The financial statements of Jiangsu Xuefeng have been translated into US dollars in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 830, “Foreign Currency Matters.”  All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transactions occurred.  Statements of operations amounts have been translated using the average exchange rate for the periods presented.  Adjustments resulting from the translation of Jiangsu Xuefeng’s financial statements are recorded as other comprehensive income.

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the financial statements are as follows:

	May 31, 2012	May 31, 2011

Balance sheet items, except for stockholders’ equity, as of year end	0.1577	0.1542

Amounts included in the statements of operations, statements of changes in stockholders’ equity and statements of cash flows for the year	0.1571	0.1502

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION (CONTINUED)

For years ended May 31, 2012 and 2011, foreign currency translation adjustments of $107,918 and $87,613 have been reported as other comprehensive income.

Although government regulations now allow convertibility of the RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that the RMB could be converted into US dollars at that rate or any other rate.

The value of the RMB against the US dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions.  Any significant revaluation of the RMB may materially affect Jiangsu Xuefeng’s financial condition in terms of US dollar reporting.

REVENUE RECOGNITION

Jiangsu Xuefeng contemplates that revenues will primarily be derived from providing garbage recycling processing system technology support, renovation and upgrade services.  Jiangsu Xuefeng’s revenue recognition policies comply with FASB ASC 605 “Revenue Recognition.”  In general, Jiangsu Xuefeng recognizes revenue when there is persuasive evidence of an arrangement, the fee is fixed or determinable, the products or services have been delivered or performed and collectability of the resulting receivable is reasonably assured.

For the year ended May 31, 2012, sales relate solely to improvement and upgrading services provided to a garbage recycling processing system of an unrelated third party in accordance with a contract.  The services were completed and accepted by the customer and the payment was received in full as of May 31, 2012.  No warranty is provided byJiangsu Xuefeng.

VULNERABILITY DUE TO OPERATIONS IN PRC

Jiangsu Xuefeng’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent, effective or continue.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that Jiangsu Xuefeng has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements.  When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

Jiangsu Xuefeng did not identify any assets or liabilities that are required to be presented at fair value on a recurring basis.  Non-derivative financial instruments include cash, due from related party and accrued liabilities.  As of May 31, 2012 and 2011, the carrying values of these financial instruments approximated their fair values due to the short term nature of these financial instruments.

CASH AND CASH EQUIVALENTS

Jiangsu Xuefeng considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts, when necessary, is Jiangsu Xuefeng’s best estimate of the amount of probable credit losses of accounts receivable. Jiangsu Xuefeng determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Jiangsu XUefeng does not have any off-balance-sheet credit exposure related to its customers.  As of May 31, 2012 and 2011, Jiangsu Xuefeng does not have any accounts receivable.  For the years presented, Jiangsu Xuefeng did not write off any accounts receivable as bad debts.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FIXED ASSETS

Fixed assets are recorded at cost, less accumulated depreciation.  Cost includes the prices paid to acquire the assets, and any expenditure that substantially increase the assets value or extends the useful life of an existing asset.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets.  Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited.  Maintenance and repairs are generally expensed as incurred.

The estimated useful lives for fixed assets categories are as follows:

Computers and equipment                                                                                   3 years
Fixtures and furniture                                                                                            5 years

INCOME TAXES

Jiangsu Xuefeng accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes.  Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income.  A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.  Deferred tax assets at May 31, 2012 and 2011 consisted entirely of the tax benefit of net operating losses that are available to offset future taxable income.

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under ASC 740, Jiangsu Xuefeng may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.  As of May 31, 2012 and 2011, Jiangsu Xuefeng does not have a liability for any unrecognized tax benefits.

LEASES

Jiangsu Xuefeng leases office space under a one-year operating lease from an unrelated third party, expiring March 31, 2013.  The lease requires Jiangsu Xuefeng to prepay the one year rental of RMB44,664 (US$7,018). The related prepayments of $5,870 and $5,738 are included in the prepaid expenses on the balance sheets as of May 31, 2012 and 2011, respectively.  The lease provides for renewal options.  Rent expense charged to operations for the years ended May 31, 2012 and 2011 was $7,018 and $1,118, respectively.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are charged to operations when incurred.  Jiangsu Xuefeng did not incur any advertising costs for the years ended May 31, 2012 and 2011.

STATUTORY RESERVE FUND

Pursuant to corporate law of the PRC, Jiangsu Xuefeng is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% of Jiangsu Xuefeng’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital. For the years ended May 31, 2012 and 2011, Jiangsu Xuefeng was not required to fund the statutory reserve fund as  Jiangsu Xuefeng has an accumulated deficit.

NOTE 3.   RECENTLY ISSUED ACCOUNTING STANDARDS

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented.  Jiangsu Xuefeng does not expect that the adoption of ASU 2011-11 will have a significant, if any, impact on Jiangsu Xuefeng’s financial statements.

In September 2011, the FASB issued Accounting Standards Update No. 2011-08, “Testing Goodwill for Impairment” (“ASU No. 2011-08”), which allows entities to use a qualitative approach to test goodwill for impairment. ASU No. 2011-08 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Jiangsu Xuefeng does not expect the adoption of the provisions of ASU No. 2011-08 to have a material impact on Jiangsu Xuefeng’s financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 3.   RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU No. 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income (“OCI”) by eliminating the option to present components of OCI as part of the statement of changes in stockholders’ equity. The amendments in this standard require that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently in December 2011, the FASB issued Accounting Standards Update No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income” (“ASU No. 2011-12”), which indefinitely defers the requirement in ASU No. 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented.

The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU No. 2011-05 and ASU No. 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. Jiangsu Xuefeng does not expect the adoption of the provisions of ASU No. 2011-08 to have a material impact on Jiangsu Xuefeng’s financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”), which amends current guidance to result in common fair value measurements and disclosures between accounting principles generally accepted in the United States and International Financial Reporting Standards. The amendments explain how to measure fair value. They do not require additional fair value measurements and are not intended to establish valuation standards or affect valuation practices outside of financial reporting. ASU No. 2011-04 clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable inputs (Level 3 inputs, as defined in Note 2). The amendments in ASU No. 2011-04 are effective for interim and annual periods beginning after December 15, 2011. Jiangsu Xuefeng does not believe that the adoption of the provisions of ASU No. 2011-04 will have a material impact on Jiangsu XUefeng’s financial statements.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 4. FIXED ASSETS

Fixed assets at May 31, 2012 and 2011are summarized as follows:

	2012	2011
	(U.S. $)	(U.S. $)

Computers and equipment	$21,039	$2,960
Fixtures and furniture	12,760	-

	33,799	2,960
Less: Accumulated depreciation	(6,434)	(54)

	$27,365	$2,906

For the years ended May 31, 2012 and 2011, depreciation expense amounted to $6,355 and $53, respectively.

NOTE 5.   PREPAYMENT FOR ACQUISITION OF LAND USE RIGHT

On March 23, 2012, Jiangsu Xuefeng entered into an agreement with an independent third party to acquire a 50-year land use right for construction of a factory facility for cash consideration of US$851,614, equivalent to RMB5,400,000, of which US$788,532, equivalent to RMB5,000,000 was paid before May 31, 2012.  As of May 31, 2012, the land used right had not been obtained and no certificate for the use of land had been issued toJiangsu Xuefeng .

The agreement provides terms that under certain circumstances, such as delay in construction, Jiangsu Xuefeng may be subject to a penalty of up to 20% of the payment for the land use right, or forfeiture of the land use right.

NOTE 6.   ACCRUED LIABILITIES

At May 31, 2012 and 2011, accrued liabilities consisted of the following:

	2012	2011
	(U.S. $)	(U.S. $)

Payroll	$10,995	$832
Professional fees	70,000	-
Other	326	-

	$81,321	$832

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 7.   RELATED PARTY TRANSACTION

Jiangsu Xuefeng extended a 20-month non-interesting bearing loan on September 12, 2010 to Li Yuan, the controlling shareholder and Chairman of Jiangsu Xuefeng in the amount of $75,119. Jiangsu Xuefeng received payment of $56,311 in January 2011 and the remaining balance of $18,808 was paid off in May 2012.

NOTE 8.   INCOME TAXES

The provision for (benefit from) income taxes consisted of the following for the years ended May 31, 2012 and 2011:

	2012	2011
	(U.S. $)	(U.S. $)

Current	$-	$-
Deferred	25,162	(9,649)

	$25,162	$(9,649)

The following table reconciles the effective income tax rates with the statutory rates for the years ended May 31, 2012 and 2011:

	2012	2011

As calculated at the statutory rate	25.00%	(25.00%)
Non-deductible expenses	2.34%	3.82%

Effective income tax rate	27.34%	(21.18%)

Jiangsu Xuefeng’s tax filings are subject to examination by the tax authorities.  The tax years 2007 to 2011 remain open to examination by tax authorities in the PRC.

JIANGSU XUEFENG ENVIRONMENTAL PROTECTION SCIENCE AND
TECHNOLOGY CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2012 AND 2011

NOTE 9.   CONCENTRATION OF CREDIT RISK

Substantially all of Jiangsu Xuefeng’s bank accounts are in banks located in the PRC and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

One customer accounted for the 100% of the sales for the year ended May 31, 2012.

Note 10.   SUBSEQUENT EVENT

On August 5, 2012, Jiangsu Xuefeng obtained a patent on garbage recycling processing technology from Li Yuan, the controlling shareholder and Chairman of Jiangsu Xuefeng in the form of a capital contribution.  As of the date of this report, Jiangsu Xuefeng is still in the process of obtaining an independent valuation of the fair value of the patent.